EXHIBIT 10

                             AMENDMENT NUMBER TWO TO
                          THE EXECUTIVE MEDICAL PLAN OF
                              THE COCA-COLA COMPANY

     THIS AMENDMENT to the Executive Medical Plan of The Coca-Cola Company (the "Plan") is adopted by the Plan Administrator.

                              W I T N E S S E T H:

     WHEREAS, the Plan was previously amended by instrument dated April 15, 2003 in order to address the use and disclosure of protected health information; and

     WHEREAS, Section 10 of the Plan provides that the Plan Administrator may amend the Plan at any time; and

     WHEREAS, the Plan Administrator wishes to amend the Plan to clarify certain information that is not considered to be protected health information.

     NOW, THEREFORE, the Plan Administrator hereby amends the Plan as follows:

     Effective August 15, 2003, Section 12, which was incorporated into the Plan by Amendment Number One, shall be amended as follows:

     1. Subsection 12.1 shall be amended by adding the following sentence to the end of the first paragraph:

               "Notwithstanding any provision to the contrary, PHI shall not include enrollment/disenrollment information or summary health information disclosed to the Company by the Plan (or a business associate, health insurance issuer or HMO on behalf of the
               Plan)."

     2. Subsection 12.2 shall be amended by adding the following sentence to the end of the paragraph:

               "The Plan will disclose PHI to other entities without authorization from a participant or beneficiary if such disclosure is required by law."

     3. Subsection 12.3 shall be amended to correct a typographical error by separating the inadvertently combined title and first sentence to read as follows:

                     "12.3 Conditions Relating to the Use and Disclosure of PHI
               by the Company. The Company agrees to the following conditions relating to the use and disclosure of PHI:"
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     4.   Paragraph 12.3(f) shall be amended by inserting the word "with"
          between the phrases "... PHI in accordance" and "the amendment ..."

     5. Subsection 12.4 shall be amended by (i) correcting the title to read "Establishment and Maintenance of Adequate Separation between the Company and Plan," (ii) changing the name "Ann Kroboth" to "Ann Cegielski," (iii) deleting the names "Sandy Lewis" and "Lisa Bremmer," and (iv) inserting the names "Beverly Friez," "Debra Davis," "Angela Coppola," "Linda Hodges," "Flo Lue" and "Miatta Wright."

     IN WITNESS WHEREOF, the Plan Administrator has adopted this Amendment Number Two on the date shown below, but effective as of the date indicated above.


                                    Plan Administrator


                                    By:/s/ BARBARA S. GILBREATH
                                       ----------------------------
                                           BARBARA S. GILBREATH


                                    Date:  August 27, 2003
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